EXHIBIT 99.2

THIRD QUARTER 2009
Supplemental Operating and Financial Data

Camden Dulles Station - Oak Hill, VA
366 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2009 OPERATING RESULTS

Houston, TEXAS (October 29, 2009) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2009.

Funds from Operations (“FFO”)
FFO for the third quarter of 2009 totaled $0.70 per diluted share or $48.1 million, as compared to $0.89 per diluted share or $52.3 million for the same period in 2008.  FFO for the three months ended September 30, 2008 included a $0.04 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

FFO for the nine months ended September 30, 2009 totaled $2.29 per diluted share or $146.3 million, as compared to $2.72 per diluted share or $159.5 million for the same period in 2008.  FFO for the nine months ended September 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.  FFO for the nine months ended September 30, 2008 included an $0.08 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $3.9 million or $0.06 per diluted share for the third quarter of 2009, as compared to $73.7 million or $1.30 per diluted share for the same period in 2008.  EPS for the three months ended September 30, 2008 included a $1.20 per diluted share impact from gain on sale of properties including discontinued operations, a $0.04 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

For the nine months ended September 30, 2009, net income attributable to common shareholders totaled $28.5 million or $0.46 per diluted share, as compared to $105.9 million or $1.88 per diluted share for the same period in 2008.  EPS for the nine months ended September 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the nine months ended September 30, 2008 included a $1.49 per diluted share impact from gain on sale of properties including discontinued operations, an $0.08 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, third quarter 2009 same-property NOI declined 7.0% compared to the third quarter of 2008, with revenues declining 4.5% and expenses declining 0.6%.  On a sequential basis, third quarter 2009 same-property NOI declined 3.3% compared to the second quarter of 2009, with revenues declining 1.3% and expenses increasing 1.7% compared to the prior quarter.  On a year-to-date basis, 2009 same-property NOI declined 6.2%, with revenues declining 2.4% and expenses increasing 3.8% compared to the same period in 2008. Same-property physical occupancy levels for the portfolio averaged 93.7% during the third quarter of 2009, compared to 94.9% in the third quarter of 2008 and 94.2% in the second quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the third quarter, the Company completed lease-ups at three development communities: Camden Whispering Oaks in Houston, TX; Camden Potomac Yard in Arlington, VA; and Camden Summerfield in Landover, MD.  Camden currently has two wholly-owned apartment communities completed and in lease-up: Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 93% leased; and Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 81% leased.

The Company completed lease-up at one joint venture development community, Camden College Park in College Park, MD, during the quarter.  Camden also had two joint venture communities which were completed and in lease-up:  Camden Amber Oaks in Austin, TX, a $35.2 million project that is currently 74% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 52% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Belle Meade, a $33.2 million project that is currently 20% leased; and Camden Travis Street, a $39.0 million project that is currently 2% leased.

Earnings Guidance
Camden updated its earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2009 FFO is expected to be $2.97 to $3.01 per diluted share, and full-year 2009 EPS is expected to be $0.49 to $0.53 per diluted share.  The Company’s previous FFO guidance was $2.91 to $3.05 per diluted share.  Fourth quarter 2009 earnings guidance is $0.69 to $0.73 per diluted share for FFO and $0.04 to $0.08 per diluted share for EPS.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2009 earnings guidance is based on projections of same-property NOI declines between 5.5% and 6.5%.  Same-property revenue is expected to decline between 2.75% and 3.25%, and same-property expense growth is projected to increase between 1.75% and 2.25%.  A reconciliation of expected net income attributable to common shareholders to expected FFO is included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, October 30, 2009 at 11:00 a.m. Central Time to review its third quarter 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (domestic) or (412) 317-9250 (international) by 10:50 a.m. Central Time and enter passcode: 9392035, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 183 properties containing 63,286 apartment homes across the United States. Upon completion of two properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2009		2008		2009		2008
Total property revenues (a)	$156,374		$159,383		$470,863		$466,374

EBITDA	81,050		84,788		251,510		260,448

Net income attributable to common shareholders	3,937		73,673		28,486		105,882
Per share - basic	0.06		1.32		0.46		1.90
Per share - diluted	0.06		1.30		0.46		1.88

Income from continuing operations attributable to common shareholders	4,013		7,529		10,515		21,670
Per share - basic	0.06		0.12		0.17		0.38
Per share - diluted	0.06		0.12		0.17		0.37

Funds from operations	48,112		52,283		146,266		159,481
Per share - diluted	0.70		0.89		2.29		2.72

Dividends per share	0.45		0.70		1.60		2.10
Dividend payout ratio	64.3%		78.7%		69.9%		77.2%

Interest expensed (including discontinued operations)	31,117		32,924		97,364		99,163
Interest capitalized	2,670		4,019		7,579		13,642
Total interest incurred	33,787		36,943		104,943		112,805

Principal amortization	1,099		3,130		5,320		9,541
Preferred distributions	1,750		1,750		5,250		5,250

Interest expense coverage ratio	2.6	x	2.6	x	2.6	x	2.6	x
Total interest coverage ratio	2.4	x	2.3	x	2.4	x	2.3	x
Fixed charge expense coverage ratio	2.4	x	2.2	x	2.3	x	2.3	x
Total fixed charge coverage ratio	2.2	x	2.0	x	2.2	x	2.0	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.5	x	2.1	x	2.5	x	2.1	x

Same property NOI increase (b)	(7.0%)		(0.3%)		(6.2%)		0.5%
(# of apartment homes included)	42,670		41,011		42,670		41,011

Gross turnover of apartment homes (annualized)	81%		90%		72%		75%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	70%		78%		59%		65%

	As of September 30,
	2009	2008
Total assets	$4,734,097	$4,832,880
Total debt	$2,622,157	$2,823,520
Common and common equivalent shares, outstanding end of period (c)	69,036	58,571
Share price, end of period	$40.30	$45.86
Preferred units, end of period	$97,925	$97,925
Book equity value, end of period (d)	$1,812,596	$1,714,145
Market equity value, end of period (d)	$2,882,151	$2,786,066

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.

(c) Includes at September 30, 2009: 66,231 common shares (including 112 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,805).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$133,702	$138,979	$406,002	$409,797
Other property revenues	22,672	20,404	64,861	56,577
Total property revenues	156,374	159,383	470,863	466,374

Property expenses
Property operating and maintenance	46,772	47,519	133,617	126,916
Real estate taxes	17,893	17,921	54,957	53,033
Total property expenses	64,665	65,440	188,574	179,949

Non-property income
Fee and asset management income	1,818	2,350	6,093	6,893
Interest and other income	582	1,234	2,414	3,659
Income (loss) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Total non-property income (loss)	10,594	(6,966)	20,209	(9,178)

Other expenses
Property management	4,377	5,007	13,848	15,188
Fee and asset management	1,074	1,198	3,512	4,619
General and administrative	7,532	7,513	23,010	23,887
Interest	31,117	32,838	97,364	98,697
Depreciation and amortization	42,895	43,808	130,763	128,514
Amortization of deferred financing costs	682	798	2,356	2,121
Expense (benefit) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Total other expenses	95,871	80,612	282,555	253,296

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, and equity in
income (loss) of joint ventures	6,432	6,365	19,943	23,951
Gain on sale of properties, including land	-	1,823	-	2,929
Gain (loss) on early retirement of debt	-	2,440	(2,550)	4,738
Equity in income (loss) of joint ventures	(38)	(261)	592	(782)
Income from continuing operations before income taxes	6,394	10,367	17,985	30,836
Income tax expense - current	(126)	(83)	(772)	(516)
Income from continuing operations	6,268	10,284	17,213	30,320
Income (loss) from discontinued operations	(76)	545	1,084	3,937
Gain on sale of discontinued operations	-	65,599	16,887	80,275
Net income	6,192	76,428	35,184	114,532
Less net income allocated to noncontrolling interests	(505)	(1,005)	(1,448)	(3,400)
Less net income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$6,192	$76,428	$35,184	$114,532
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(8,732)	(4,475)	(10,307)	(8,277)
Reclassification of net losses on cash flow hedging activities	5,697	2,905	16,442	6,875
Gain on postretirement obligations	-	103	-	103
Comprehensive income	3,157	74,961	41,319	113,233
Less net income allocated to noncontrolling interests	(505)	(1,005)	(1,448)	(3,400)
Less net income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Comprehensive income attributable to common shareholders	$902	$72,206	$34,621	$104,583

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.06	$1.32	$0.46	$1.90
Net income attributable to common shareholders - diluted	0.06	1.30	0.46	1.88
Income from continuing operations attributable to common shareholders - basic	0.06	0.12	0.17	0.38
Income from continuing operations attributable to common shareholders - diluted	0.06	0.12	0.17	0.37

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,094	55,367	61,087	55,228
Diluted	66,602	56,008	61,579	55,889

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Real estate depreciation and amortization from continuing operations	41,834	42,913	127,707	125,861
Real estate depreciation from discontinued operations	-	346	-	2,745
Adjustments for unconsolidated joint ventures	1,935	1,889	5,812	5,143
Income allocated to noncontrolling interests	406	884	1,148	3,044
Gain on sale of operating properties, net of taxes	-	(1,823)	-	(2,929)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,265)
Funds from operations - diluted	$48,112	$52,283	$146,266	$159,481

PER SHARE DATA
Funds from operations - diluted	$0.70	$0.89	2.29	2.72
Cash distributions	0.45	0.70	1.60	2.10

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	68,959	58,561	63,967	58,572

PROPERTY DATA
Total operating properties (end of period) (a)	183	179	183	179
Total operating apartment homes in operating properties (end of period) (a)	63,286	62,421	63,286	62,421
Total operating apartment homes (weighted average)	50,383	50,877	50,639	51,532
Total operating apartment homes - excluding discontinued operations (weighted average)	50,383	49,560	50,191	49,136

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2009	2009	2009	2008	2008
ASSETS
Real estate assets, at cost
Land	$746,825	$746,936	$746,935	$744,059	$745,085
Buildings and improvements	4,484,335	4,473,906	4,466,296	4,447,587	4,442,067
	5,231,160	5,220,842	5,213,231	5,191,646	5,187,152
Accumulated depreciation	(1,107,227)	(1,065,861)	(1,023,466)	(981,049)	(952,883)
Net operating real estate assets	4,123,933	4,154,981	4,189,765	4,210,597	4,234,269
Properties under development and land	279,620	268,655	258,239	264,188	323,300
Investments in joint ventures	43,236	22,334	15,158	15,106	15,663
Properties held for sale, including land	6,622	6,732	20,696	20,653	9,495
Total real estate assets	4,453,411	4,452,702	4,483,858	4,510,544	4,582,727
Accounts receivable - affiliates	35,971	35,909	36,105	37,000	36,868
Notes receivable
Affiliates	54,462	54,033	58,481	58,109	58,240
Other	-	-	-	8,710	8,710
Other assets, net (a)	104,669	92,421	84,905	103,013	111,847
Cash and cash equivalents	81,683	157,665	7,256	7,407	29,517
Restricted cash	3,901	5,190	4,437	5,559	4,971
Total assets	$4,734,097	$4,797,920	$4,675,042	$4,730,342	$4,832,880

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,646,106	$1,728,150	$2,151,492	$2,103,187	$2,096,285
Secured	976,051	969,668	680,631	729,209	727,235
Accounts payable and accrued expenses	78,466	65,012	73,250	82,575	86,668
Accrued real estate taxes	42,386	30,154	19,113	23,600	40,664
Other liabilities (b)	145,464	132,763	137,397	149,554	124,915
Distributions payable	33,028	33,050	43,136	42,936	42,968
Total liabilities	2,921,501	2,958,797	3,105,019	3,131,061	3,118,735

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	770	769	666	660	660
Additional paid-in capital	2,522,525	2,517,788	2,242,940	2,237,703	2,232,436
Distributions in excess of net income attributable to common shareholders	(383,265)	(357,168)	(345,481)	(312,309)	(238,301)
Notes receivable secured by common shares	(101)	(287)	(291)	(295)	(298)
Treasury shares, at cost	(462,188)	(462,751)	(462,751)	(463,209)	(463,108)
Accumulated other comprehensive loss (c)	(44,921)	(41,886)	(48,716)	(51,056)	(17,423)
Total common shareholders' equity	1,632,820	1,656,465	1,386,367	1,411,494	1,513,966
Noncontrolling interest	81,851	84,733	85,731	89,862	102,254
Total shareholders' equity	1,714,671	1,741,198	1,472,098	1,501,356	1,616,220
Total liabilities and shareholders' equity	$4,734,097	$4,797,920	$4,675,042	$4,730,342	$4,832,880

(a) includes:
net deferred charges of:	$11,617	$12,108	$10,061	$10,505	$11,388

(b) includes:
deferred revenues of:	$2,938	$3,183	$2,402	$2,640	$2,940
distributions in excess of investments in joint ventures of:	$30,507	$30,287	$31,318	$30,105	$27,977
fair value adjustment of derivative instruments:	$44,730	$41,797	$48,693	$51,068	$17,511

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN		PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2009 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)	4,157	1,037	5,194	508	5,702	366	6,068	-	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,965	538	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (c)	2,679	1,783	4,462	1,487	5,949	340	6,289	372	6,661
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (d)	1,645	208	1,853	253	2,106	348	2,454	-	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999
Total Portfolio	42,670	7,290	49,960	12,011	61,971	1,315	63,286	372	63,658

(a) Includes two redevelopment properties (672 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 340 units completed in lease up in Houston, TX are held through a joint venture investment. 372 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.

(d) 348 units in lease-up in Austin, TX are held through a joint venture investment.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (g)

	"Same Property" Communities	Operating Comm- unities(e)	Incl. JVs at Pro Rata % (f)		Sep 30 2009	Jun 30 2009	Mar 31 2009	Dec 31 2008	Sep 30 2008
D.C. Metro	16.6%	18.2%	17.8%		95.9%	95.0%	94.2%	94.8%	96.5%
Las Vegas, NV	5.8%	7.1%	8.0%		91.4%	93.1%	93.0%	93.0%	95.2%
Los Angeles/Orange County, CA	7.6%	6.4%	6.6%		94.1%	93.4%	92.3%	94.2%	94.4%
San Diego/Inland Empire, CA	3.0%	3.6%	3.4%		93.8%	94.1%	91.6%	91.0%	94.4%
Tampa, FL	8.7%	8.1%	7.8%		92.9%	93.3%	93.5%	93.3%	93.5%
Dallas, TX	7.3%	7.2%	7.0%		92.8%	94.5%	93.4%	93.0%	94.1%
Houston, TX	5.3%	8.5%	8.7%		94.8%	95.5%	95.0%	95.6%	95.0%
SE Florida	8.4%	7.1%	6.8%		94.8%	95.4%	94.5%	95.1%	95.8%
Charlotte, NC	6.8%	6.1%	5.9%		93.4%	93.8%	92.6%	92.4%	94.6%
Orlando, FL	6.7%	6.0%	5.7%		93.6%	93.6%	94.2%	93.3%	95.0%
Atlanta, GA	6.6%	5.6%	5.4%		93.4%	94.2%	92.4%	93.3%	94.7%
Denver, CO	4.5%	3.8%	4.0%		95.2%	95.6%	93.7%	93.5%	96.0%
Raleigh, NC	5.4%	4.5%	4.3%		94.6%	94.1%	94.0%	92.7%	95.0%
Phoenix, AZ	2.7%	2.3%	2.4%		90.3%	91.5%	92.7%	92.0%	92.4%
Austin, TX	2.9%	2.7%	2.8%		94.2%	94.0%	93.1%	93.8%	95.1%
Other	1.7%	2.8%	3.4%		95.1%	95.6%	94.4%	94.6%	95.4%
Total Portfolio	100.0%	100.0%	100.0%		93.6%	94.2%	93.6%	93.6%	94.9%

(e) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(f) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(g) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN		COMPONENTS OF
		PROPERTY NET OPERATING INCOME
		(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2009	2008	Change	2009	2008	Change
"Same Property" Communities (a)	42,670	$129,459	$135,505	($6,046)	$391,851	$401,655	($9,804)
Non-"Same Property" Communities (b)	6,618	22,255	19,755	2,500	65,948	52,986	12,962
Development and Lease-Up Communities (c)	880	1,992	805	1,187	5,238	1,008	4,230
Redevelopment Communities (d)	672	1,387	1,458	(71)	4,133	4,380	(247)
Dispositions / Other (e)	-	1,281	1,860	(579)	3,693	6,345	(2,652)
Total Property Revenues	50,840	$156,374	$159,383	($3,009)	$470,863	$466,374	$4,489

Property Expenses
"Same Property" Communities (a)	42,670	$53,151	$53,470	($319)	$155,766	$150,039	$5,727
Non-"Same Property" Communities (b)	6,618	9,064	8,447	617	25,716	22,743	2,973
Development and Lease-Up Communities (c)	880	866	501	365	2,556	961	1,595
Redevelopment Communities (d)	672	682	732	(50)	2,035	2,124	(89)
Dispositions / Other (e)	-	902	2,290	(1,388)	2,501	4,082	(1,581)
Total Property Expenses	50,840	$64,665	$65,440	($775)	$188,574	$179,949	$8,625

Property Net Operating Income
"Same Property" Communities (a)	42,670	$76,308	$82,035	($5,727)	$236,085	$251,616	($15,531)
Non-"Same Property" Communities (b)	6,618	13,191	11,308	1,883	40,232	30,243	9,989
Development and Lease-Up Communities (c)	880	1,126	304	822	2,682	47	2,635
Redevelopment Communities (d)	672	705	726	(21)	2,098	2,256	(158)
Dispositions / Other (e)	-	379	(430)	809	1,192	2,263	(1,071)
Total Property Net Operating Income	50,840	$91,709	$93,943	($2,234)	$282,289	$286,425	($4,136)

Income (loss) from Discontinued Operations (f)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Property Revenues	$0	$2,690	$2,408	$14,659
Property Expenses	76	1,711	1,324	7,494
Property Net Operating Income	(76)	979	1,084	7,165
Interest	-	(86)	-	(466)
Depreciation and Amortization	-	(348)	-	(2,762)
Gain on sale of discontinued operations	-	65,599	16,887	80,275
Income (loss) from Discontinued Operations	($76)	$66,144	$17,971	$84,212

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2008, or completely redeveloped prior to January 1, 2009, excluding properties held for sale.

(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2009, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties.
(f)	Represents operating results for communities disposed of during 2008 and 2009, or held for sale at September 30, 2009, of which Camden has, or expects to have, no continuing involvement.

		"SAME PROPERTY"
CAMDEN		THIRD QUARTER COMPARISONS
		September 30, 2009
		(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q09	3Q08	Growth	3Q09	3Q08	Growth	3Q09	3Q08	Growth

D.C. Metro	$18,682	$18,726	(0.2%)	$5,982	$5,775	3.6%	$12,700	$12,951	(1.9%)
Las Vegas, NV	7,418	8,190	(9.4%)	2,991	2,996	(0.2%)	4,427	5,194	(14.8%)
Los Angeles/Orange County, CA	8,591	9,103	(5.6%)	2,789	2,853	(2.2%)	5,802	6,250	(7.2%)
San Diego/Inland Empire, CA	3,870	4,021	(3.8%)	1,599	1,561	2.4%	2,271	2,460	(7.7%)
Tampa, FL	12,641	13,014	(2.9%)	6,022	6,328	(4.8%)	6,619	6,686	(1.0%)
Dallas, TX	11,016	11,347	(2.9%)	5,434	5,610	(3.1%)	5,582	5,737	(2.7%)
Houston, TX	7,502	7,545	(0.6%)	3,451	3,163	9.1%	4,051	4,382	(7.6%)
SE Florida	10,872	11,628	(6.5%)	4,495	4,621	(2.7%)	6,377	7,007	(9.0%)
Charlotte, NC	8,831	9,876	(10.6%)	3,657	3,742	(2.3%)	5,174	6,134	(15.7%)
Orlando, FL	8,804	9,088	(3.1%)	3,703	3,788	(2.2%)	5,101	5,300	(3.8%)
Atlanta, GA	8,769	9,400	(6.7%)	3,705	3,750	(1.2%)	5,064	5,650	(10.4%)
Denver, CO	5,437	5,536	(1.8%)	1,971	1,984	(0.7%)	3,466	3,552	(2.4%)
Raleigh, NC	6,876	7,201	(4.5%)	2,750	2,674	2.8%	4,126	4,527	(8.9%)
Phoenix, AZ	3,752	4,069	(7.8%)	1,678	1,583	6.0%	2,074	2,486	(16.6%)
Austin, TX	4,230	4,487	(5.7%)	2,042	2,202	(7.3%)	2,188	2,285	(4.2%)
Other	2,168	2,274	(4.7%)	882	840	5.0%	1,286	1,434	(10.3%)
Total Same Property	$129,459	$135,505	(4.5%)	$53,151	$53,470	(0.6%)	$76,308	$82,035	(7.0%)

	Apartment Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q09	3Q08	Change	3Q09	3Q08	Change

D.C. Metro	4,157		16.6%	96.1%	96.7%	(0.6%)	$1,398	$1,443	(3.1%)
Las Vegas, NV	2,889		5.8%	91.3%	95.2%	(3.9%)	793	862	(8.0%)
Los Angeles/Orange County, CA	1,770		7.6%	94.8%	94.6%	0.2%	1,543	1,662	(7.2%)
San Diego/Inland Empire, CA	846		3.0%	93.4%	95.0%	(1.6%)	1,448	1,530	(5.3%)
Tampa, FL	4,965		8.7%	92.7%	93.5%	(0.8%)	749	793	(5.6%)
Dallas, TX	4,723		7.3%	92.8%	94.0%	(1.2%)	705	727	(3.0%)
Houston, TX	2,679		5.3%	95.2%	95.5%	(0.3%)	871	879	(0.9%)
SE Florida	2,520		8.4%	94.8%	95.8%	(1.0%)	1,348	1,451	(7.1%)
Charlotte, NC	3,286		6.8%	93.4%	94.6%	(1.2%)	824	921	(10.5%)
Orlando, FL	3,296		6.7%	93.6%	95.0%	(1.4%)	811	877	(7.6%)
Atlanta, GA	3,202		6.6%	93.4%	94.7%	(1.3%)	840	912	(7.8%)
Denver, CO	1,851		4.5%	95.1%	96.0%	(0.9%)	882	916	(3.6%)
Raleigh, NC	2,704		5.4%	94.6%	95.0%	(0.4%)	748	793	(5.7%)
Phoenix, AZ	1,441		2.7%	90.1%	92.2%	(2.1%)	784	883	(11.2%)
Austin, TX	1,645		2.9%	94.2%	95.7%	(1.5%)	767	813	(5.7%)
Other	696		1.7%	94.6%	95.8%	(1.2%)	957	993	(3.6%)

Total Same Property	42,670		100.0%	93.7%	94.9%	(1.2%)	$929	$986	(5.8%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN					SEQUENTIAL QUARTER COMPARISONS
							September 30, 2009
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q09	2Q09	Growth	3Q09	2Q09	Growth	3Q09	2Q09	Growth

D.C. Metro	$18,682	$18,708	(0.1%)	$5,982	$5,803	3.1%	$12,700	$12,905	(1.6%)
Las Vegas, NV	7,418	7,658	(3.1%)	2,991	2,735	9.4%	4,427	4,923	(10.1%)
Los Angeles/Orange County, CA	8,591	8,672	(0.9%)	2,789	2,716	2.7%	5,802	5,956	(2.6%)
San Diego/Inland Empire, CA	3,870	3,803	1.8%	1,599	1,547	3.4%	2,271	2,256	0.7%
Tampa, FL	12,641	12,735	(0.7%)	6,022	6,194	(2.8%)	6,619	6,541	1.2%
Dallas, TX	11,016	11,285	(2.4%)	5,434	5,404	0.6%	5,582	5,881	(5.1%)
Houston, TX	7,502	7,582	(1.1%)	3,451	3,263	5.8%	4,051	4,319	(6.2%)
SE Florida	10,872	11,112	(2.2%)	4,495	4,667	(3.7%)	6,377	6,445	(1.1%)
Charlotte, NC	8,831	9,128	(3.3%)	3,657	3,574	2.3%	5,174	5,554	(6.8%)
Orlando, FL	8,804	8,860	(0.6%)	3,703	3,895	(4.9%)	5,101	4,965	2.7%
Atlanta, GA	8,769	9,017	(2.8%)	3,705	3,462	7.0%	5,064	5,555	(8.8%)
Denver, CO	5,437	5,416	0.4%	1,971	1,865	5.7%	3,466	3,551	(2.4%)
Raleigh, NC	6,876	6,888	(0.2%)	2,750	2,542	8.2%	4,126	4,346	(5.1%)
Phoenix, AZ	3,752	3,876	(3.2%)	1,678	1,566	7.2%	2,074	2,310	(10.2%)
Austin, TX	4,230	4,248	(0.4%)	2,042	2,191	(6.8%)	2,188	2,057	6.4%
Other	2,168	2,173	(0.2%)	882	832	6.0%	1,286	1,341	(4.1%)

Total Same Property	$129,459	$131,161	(1.3%)	$53,151	$52,256	1.7%	$76,308	$78,905	(3.3%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q09	2Q09	Change	3Q09	2Q09	Change

D.C. Metro	4,157		16.6%	96.1%	95.2%	0.9%	$1,398	$1,405	(0.5%)
Las Vegas, NV	2,889		5.8%	91.3%	93.8%	(2.5%)	793	813	(2.5%)
Los Angeles/Orange County, CA	1,770		7.6%	94.8%	93.5%	1.3%	1,543	1,580	(2.4%)
San Diego/Inland Empire, CA	846		3.0%	93.4%	93.3%	0.1%	1,448	1,460	(0.8%)
Tampa, FL	4,965		8.7%	92.7%	93.4%	(0.7%)	749	757	(1.1%)
Dallas, TX	4,723		7.3%	92.8%	94.3%	(1.5%)	705	712	(1.0%)
Houston, TX	2,679		5.3%	95.2%	95.8%	(0.6%)	871	875	(0.5%)
SE Florida	2,520		8.4%	94.8%	95.4%	(0.6%)	1,348	1,370	(1.6%)
Charlotte, NC	3,286		6.8%	93.4%	93.8%	(0.4%)	824	852	(3.2%)
Orlando, FL	3,296		6.7%	93.6%	93.6%	0.0%	811	825	(1.8%)
Atlanta, GA	3,202		6.6%	93.4%	94.2%	(0.8%)	840	858	(2.1%)
Denver, CO	1,851		4.5%	95.1%	95.6%	(0.5%)	882	889	(0.7%)
Raleigh, NC	2,704		5.4%	94.6%	94.1%	0.5%	748	753	(0.7%)
Phoenix, AZ	1,441		2.7%	90.1%	91.8%	(1.7%)	784	815	(3.9%)
Austin, TX	1,645		2.9%	94.2%	93.8%	0.4%	767	780	(1.7%)
Other	696		1.7%	94.6%	94.7%	(0.1%)	957	966	(1.0%)

Total Same Property	42,670		100.0%	93.7%	94.2%	(0.5%)	$929	$943	(1.5%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN				YEAR TO DATE COMPARISONS
						September 30, 2009
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2009	2008	Growth	2009	2008	Growth	2009	2008	Growth

D.C. Metro	$55,751	$55,772	(0.0%)	$17,434	$16,053	8.6%	$38,317	$39,719	(3.5%)
Las Vegas, NV	22,748	24,138	(5.8%)	8,392	8,254	1.7%	14,356	15,884	(9.6%)
Los Angeles/Orange County, CA	26,002	27,182	(4.3%)	8,128	7,992	1.7%	17,874	19,190	(6.9%)
San Diego/Inland Empire, CA	11,466	11,920	(3.8%)	4,663	4,459	4.6%	6,803	7,461	(8.8%)
Tampa, FL	38,240	38,757	(1.3%)	18,153	17,720	2.4%	20,087	21,037	(4.5%)
Dallas, TX	33,464	33,236	0.7%	16,090	15,682	2.6%	17,374	17,554	(1.0%)
Houston, TX	22,601	22,256	1.6%	9,858	9,094	8.4%	12,743	13,162	(3.2%)
SE Florida	33,259	34,765	(4.3%)	13,562	13,341	1.7%	19,697	21,424	(8.1%)
Charlotte, NC	27,208	29,171	(6.7%)	10,708	10,657	0.5%	16,500	18,514	(10.9%)
Orlando, FL	26,596	27,218	(2.3%)	11,182	10,491	6.6%	15,414	16,727	(7.8%)
Atlanta, GA	26,782	27,669	(3.2%)	10,799	10,577	2.1%	15,983	17,092	(6.5%)
Denver, CO	16,198	16,322	(0.8%)	5,472	5,286	3.5%	10,726	11,036	(2.8%)
Raleigh, NC	20,703	21,315	(2.9%)	7,744	7,635	1.4%	12,959	13,680	(5.3%)
Phoenix, AZ	11,597	12,204	(5.0%)	4,794	4,346	10.3%	6,803	7,858	(13.4%)
Austin, TX	12,765	13,214	(3.4%)	6,277	6,132	2.4%	6,488	7,082	(8.4%)
Other	6,471	6,516	(0.7%)	2,510	2,320	8.2%	3,961	4,196	(5.6%)

Total Same Property	$391,851	$401,655	(2.4%)	$155,766	$150,039	3.8%	$236,085	$251,616	(6.2%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2009	2008	Change	2009	2008	Change

D.C. Metro	4,157		16.2%	95.2%	95.7%	(0.5%)	$1,407	$1,440	(2.3%)
Las Vegas, NV	2,889		6.1%	92.8%	94.6%	(1.8%)	814	865	(5.8%)
Los Angeles/Orange County, CA	1,770		7.6%	93.6%	94.4%	(0.8%)	1,581	1,660	(4.8%)
San Diego/Inland Empire, CA	846		2.9%	92.8%	94.7%	(1.9%)	1,470	1,526	(3.7%)
Tampa, FL	4,965		8.5%	93.2%	93.6%	(0.4%)	761	801	(5.0%)
Dallas, TX	4,723		7.4%	93.5%	93.2%	0.3%	712	722	(1.4%)
Houston, TX	2,679		5.4%	95.5%	95.3%	0.2%	876	865	1.2%
SE Florida	2,520		8.3%	94.9%	95.2%	(0.3%)	1,374	1,462	(6.0%)
Charlotte, NC	3,286		7.0%	93.2%	94.0%	(0.8%)	851	923	(7.8%)
Orlando, FL	3,296		6.5%	93.8%	94.2%	(0.4%)	828	885	(6.4%)
Atlanta, GA	3,202		6.8%	93.4%	94.3%	(0.9%)	859	910	(5.6%)
Denver, CO	1,851		4.5%	94.8%	95.5%	(0.7%)	891	905	(1.6%)
Raleigh, NC	2,704		5.5%	94.2%	94.5%	(0.3%)	754	791	(4.7%)
Phoenix, AZ	1,441		2.9%	91.6%	93.0%	(1.4%)	813	901	(9.8%)
Austin, TX	1,645		2.7%	93.7%	94.9%	(1.2%)	782	812	(3.6%)
Other	696		1.7%	94.7%	94.9%	(0.2%)	963	978	(1.6%)

Total Same Property	42,670		100.0%	93.8%	94.4%	(0.6%)	$944	$986	(4.3%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN			JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
OPERATING DATA (a)	2009	2008		2009	2008
Property Revenues
Rental revenues	$6,666	$6,202		$19,622	$17,583
Other property revenues	1,234	1,050		3,347	2,554
Total property revenues	7,900	7,252		22,969	20,137

Property Expenses
Property operating and maintenance	2,724	2,292		7,203	6,254
Real estate taxes	945	743		2,668	1,985
Total property expenses	3,669	3,035		9,871	8,239

Net Operating Income (NOI)	4,231	4,217		13,098	11,898

Other expenses
Interest	2,143	2,417		6,325	6,725
Depreciation and amortization	2,079	1,969		6,027	5,252
Other	47	92		154	703
Total other expenses	4,269	4,478		12,506	12,680

Equity in income (loss) of joint ventures	$(38)	$(261)		$592	$(782)

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2009	2009	2009	2008	2008
BALANCE SHEET DATA (b)
Land	$219,549	$215,497	$209,453	$217,730	$213,838
Buildings and improvements	1,084,279	1,070,426	1,050,523	1,030,486	1,016,545
	1,303,828	1,285,923	1,259,976	1,248,216	1,230,383
Accumulated depreciation	(176,799)	(166,101)	(155,928)	(145,828)	(135,850)
Real estate assets, net	1,127,029	1,119,822	1,104,048	1,102,388	1,094,533
Properties under development and land	53,093	63,333	82,106	81,719	81,139
Cash and other assets, net	27,947	29,566	26,305	26,629	34,820
Total assets	$1,208,069	$1,212,721	$1,212,459	$1,210,736	$1,210,492

Notes payable	$979,032	$1,001,462	$996,356	$984,200	$967,930
Notes payable due to Camden	57,574	54,273	57,645	56,928	56,748
Other liabilities	21,319	19,791	21,647	24,578	27,716
Total liabilities	1,057,925	1,075,526	1,075,648	1,065,706	1,052,394

Members' equity	150,144	137,195	136,811	145,030	158,098
Total liabilities and members' equity	$1,208,069	$1,212,721	$1,212,459	$1,210,736	$1,210,492

Camden's equity investment	$43,236	$22,334	$15,158	$15,106	$15,663
Distributions in excess of investment in joint ventures	$(30,507)	$(30,287)	$(31,318)	$(30,105)	$(27,977)

Camden's pro-rata share of debt (c)	$232,716	$239,337	$239,377	$236,407	$231,417

PROPERTY DATA (end of period)
Total operating properties	42	41	40	40	40
Total operating apartment homes	12,699	12,359	12,011	12,011	12,011
Pro rata share of operating apartment homes	2,615	2,513	2,443	2,443	2,443
Total development properties	1	2	3	3	4
Total development apartment homes	119	459	807	807	1,126
Pro rata share of development apartment homes	36	138	207	207	303

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN								CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2009 ($ in millions)

						Estimated/Actual Dates for
		Total		Total		Construction	Initial	Construction	Stabilized	As of 10/25/09
Completed Communities		Homes		Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Orange Court	261		$45.5		2Q06	1Q08	2Q08	4Q09	93%	95%
	Orlando, FL
2.	Camden Dulles Station	366		72.3		1Q06	2Q08	1Q09	2Q10	81%	78%
	Oak Hill, VA

Total Completed Communities		627		$117.8						86%	85%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 10/25/09
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION

3.	Camden Travis Street (a)	253	$39.0	$26.1	$26.1	3Q08	4Q09	1Q10	3Q10	2%	1%
	Houston, TX

Total Development Communities		253	$39.0	$26.1	$26.1

Additional land (b)					253.5

Total Properties Under Development and Land (per Balance Sheet)					$279.6

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	3Q09 NOI
Development Communities stabilized at quarter end								$195.0	$2.4
Completed Communities in lease-up								117.8	1.1
Development Communities								26.1	0.0
	Total Development NOI Contribution							$338.9	$3.5

(a) Camden Travis Street is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(b) Please refer to the development pipeline and land summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN				JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2009 ($ in millions)

							Estimated/Actual Dates for				As of 10/25/09
Joint Venture Camden Developed Communities Completed		Total Homes		Total Cost			Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Camden Amber Oaks	348		$35.2			4Q07	4Q08	2Q09	1Q10	74%	72%
	Austin, TX
Total Joint Venture Camden Developed Communities Completed		348		$35.2

					Camden
					Cash	Camden	Estimated/Actual Dates for				As of 10/25/09
Joint Venture Third Party Developed Communities Completed		Total Homes		Total Cost	Equity Invested	Mezzanine Invested	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Braeswood Place	340		$50.3	$1.6	$9.2	1Q07	1Q09	3Q09	2Q10	52%	50%
	Houston, TX
Total Joint Venture Third Party Developed Communities Completed		340		$50.3	$1.6	$9.2

					Camden
					Cash	Camden	Estimated/Actual Dates for				As of 10/25/09
Joint Venture Third Party Developed Communities Under Construction		Total Homes	Total Budget	Cost to Date	Equity Invested	Mezzanine Invested	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Belle Meade	119	$33.2	$35.0	$1.2	$6.6	4Q07	3Q09	4Q09	3Q10	20%	8%
	Houston, TX
Total Joint Venture Third Party Developed Communities Under Construction		119	$33.2	$35.0	$1.2	$6.6

					Camden
					Cash	Camden
Joint Venture Third Party Developed Pipeline Communities		Total Acres		Cost to Date	Equity Invested	Mezzanine Invested

1.	Lakes at 610	6.1		$7.0	$1.1	$3.1
	Houston, TX
2.	Town Lake	25.9		40.0	9.3	-
	Austin, TX

Total Joint Venture Third Party Developed Pipeline Communities		32.0		$47.0	$10.4	$3.1

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		DEVELOPMENT PIPELINE, LAND
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF SEPTEMBER 30, 2009 ($ in millions)

PIPELINE COMMUNITIES (a)		Projected Homes	Cost to Date

1.	Camden South Capitol	276	$29.8
	Washington, DC
2.	Camden Lake Nona	432	23.4
	Orlando, FL
3.	Camden Noma I	313	26.4
	Washington, DC
4.	Camden Deer Springs	428	21.5
	Las Vegas, NV
5.	Camden North Lamar	290	8.7
	Austin, TX
6.	Camden McGowen Station	237	11.6
	Houston, TX
7.	Camden Summerfield II	187	19.7
	Landover, MD
8.	Camden City Centre II	239	8.5
	Houston, TX
9.	Camden Amber Oaks II	244	4.4
	Austin, TX
10.	Camden Andrau	601	9.7
	Houston, TX
11.	Camden Countryway	348	17.3
	Tampa, FL
12.	Camden Celebration	438	16.2
	Orlando, FL

Development Pipeline		4,033	$197.2

Other (b)			$56.3

Total Development Pipeline and Land			$253.5

			Current
LAND HELD FOR SALE AS OF SEPTEMBER 30, 2009 ($ in millions)		Acres	Book Value
1.	Southeast Florida	2.2	$4.5
2.	Dallas	2.4	1.8

Total Land Parcels Held For Sale:		4.6	$6.3

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN					REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2009 ($ in millions)

		Homes			Estimated/Actual Dates for
	Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	3Q09 Average
Communities Under Redevelopment	Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1. Camden Foxcroft	156	156	$1.4	$1.4	4Q07	2Q09	2Q09	94%
Charlotte, NC

2. Camden Valley Park	516	439	5.5	4.2	2Q08	3Q10	3Q10	80%
Irving, TX

Total Communities Under Redevelopment	672	595	$6.9	$5.6				83%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF SEPTEMBER 30, 2009 ($ in thousands)

			09/30/09	09/30/09	06/30/09
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	290	$21,352	$21,963
Houston, TX	Multifamily	Stable/Development/Predevelopment	1,049	23,606	22,565
College Park, MD	Multifamily	Stable	508	9,506	9,505

Total Notes Receivable:			1,847	$54,462	$54,033

Weighted Average Interest Rate Recognized:				4.1%	4.1%

CAMDEN					ACQUISITIONS & DISPOSITIONS

(Unaudited)

2009 ACQUISITION/DISPOSITION ACTIVITY

Dispositions		Location		Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden West Oaks	Houston, TX		Multifamily	671	1982	06/30/09

Total Disposition Volume:		$28.7	million		671 apartment homes

CAMDEN			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2009:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2009	$1,001	$0	$0	$1,001	0.0%	N/A
2010	3,986	0	137,571	141,557	5.4%	5.7%
2011	3,489	22,724	122,966	149,179	5.7%	6.4%
2012	2,697	69,541	689,667	761,905	29.1%	5.4%
2013	1,386	25,831	200,000	227,217	8.7%	5.4%
Thereafter	35,721	808,827	496,750	1,341,298	51.2%	4.7%
Total Maturing Debt	$48,280	$926,923	$1,646,954	$2,622,157	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$48,280	$926,923	$1,646,954	$2,622,157	100.0%	5.1%

Weighted Average Maturity of Debt		5.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$226,691	8.6%	1.2%	10.5 Years
Fixed rate debt		2,395,466	91.4%	5.5%	5.4 Years
Total		$2,622,157	100.0%	5.1%	5.9 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,646,106	62.8%	5.6%	4.0 Years
Secured debt		976,051	37.2%	4.3%	9.0 Years
Total		$2,622,157	100.0%	5.1%	5.9 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$749,360	76.8%	5.2%	8.6 Years
Conventional variable-rate mortgage debt (a)		184,920	18.9%	1.1%	8.6 Years
Tax exempt variable rate debt		41,771	4.3%	1.7%	18.7 Years
Total		$976,051	100.0%	4.3%	9.0 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,215	73.2%	$4,034,828	73.1%
Encumbered real estate assets		13,625	26.8%	1,482,574	26.9%
Total		50,840	100.0%	$5,517,402	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.5 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $22.7MM balance at 9/30/09, of which $12.8MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN			DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2009 AND 2010:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
4Q 2009	$1,001	$0	$0	$1,001	N/A
2009	$1,001	$0	$0	$1,001	N/A

1Q 2010	$1,030	$0	$55,270	$56,300	4.4%
2Q 2010	1,016	0	0	1,016	N/A
3Q 2010	971	0	82,301	83,272	6.5%
4Q 2010	969	0	0	969	N/A
2010	$3,986	$0	$137,571	$141,557	5.7%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<60%	48%	Yes

Secured Debt to Gross Asset Value	<40%	18%	Yes

Consolidated EBITDA to Total Fixed Charges	>150%	218%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>200%	260%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<60%	46%	Yes

Total Secured Debt to Total Asset Value	<40%	17%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>150%	259%	Yes

Consolidated Income Available for Debt Service to Total	>150%	240%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2009:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2009	$90	$10,731	$10,821	4.6%	1.3%
2010	370	74,538	74,908	32.2%	1.7%
2011	419	5,242	5,661	2.4%	1.9%
2012	461	111,275	111,736	48.0%	5.1%
2013	548	0	548	0.2%	N/A
Thereafter	5,400	23,642	29,042	12.5%	4.2%
Total Maturing Debt	$7,288	$225,428	$232,716	100.0%	3.6%

Subscription line of credit (b)	0	0	0	0.0%	N/A
Total Debt	$7,288	$225,428	$232,716	100.0%	3.6%

Weighted Average Maturity of Debt (a)		3.0 Years

Total Recourse Exposure (c)		$56,936

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$105,071	45.1%	1.6%	2.3 Years
Fixed rate debt		127,645	54.9%	5.3%	3.6 Years
Total		$232,716	100.0%	3.6%	3.0 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$127,646	54.9%	5.3%	3.6 Years
Conventional variable-rate mortgage debt		9,980	4.3%	1.8%	5.0 Years
Tax exempt variable rate debt		4,579	2.0%	0.8%	22.8 Years
Variable-rate construction loans (d)		90,511	38.9%	1.7%	0.9 Years
Subscription line of credit		0	0.0%	1.5%	1.1 Years
Total		$232,716	100.0%	3.6%	3.0 Years

REAL ESTATE ASSETS: (e)		Total Homes	Total Cost
Operating real estate assets		12,699	$1,275,046
Development real estate assets		119	81,875
Total		12,818	$1,356,921

(a) Excluding extension options.
(b) As of September 30, 2009 there were no borrowings drawn under the subscription secured line of credit with $15,000 in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c) Represents Camden's potential liability under joint venture construction loan guarantees as of September 30, 2009.
(d) Excludes Camden's pro-rata share of Notes Payable due to Camden.
(e) Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2009 and 2010: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
4Q 2009	$90	$10,731	$10,821	1.3%
2009	$90	$10,731	$10,821	1.3%

1Q 2010	$94	$6,366	$6,460	2.1%
2Q 2010	90	35,567	35,657	1.4%
3Q 2010	91	32,606	32,697	1.3%
4Q 2010	95	0	95	N/A
2010	$370	$74,539	$74,909	1.7%

(a) The unsecured line of credit, after all extensions, matures in January 2011.

(a) 3Q 2010 maturities include a subscription secured line of credit with $0 (Camden's 20% pro-rata share) outstanding as of September 30, 2009. The line of credit has $15,000 in total capacity.

CAMDEN			CAPITALIZED EXPENDITURES
			& MAINTENANCE EXPENSE
			(In thousands, except unit data)

(Unaudited)
	Third Quarter 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,957	$59	$998	$20
Appliances	9.3 years	736	15	204	4
Painting	-	-	-	1,800	36
Cabinetry/Countertops	10.0 years	242	5	-	-
Other	8.7 years	770	15	542	11
Exteriors
Painting	5.0 years	282	6	-	-
Carpentry	10.0 years	705	14	-	-
Landscaping	5.9 years	229	5	2,347	47
Roofing	20.0 years	385	8	68	1
Site Drainage	10.0 years	70	1	-	-
Fencing/Stair	10.0 years	143	3	-	-
Other (c)	7.5 years	1,051	21	3,165	63
Common Areas
Mech., Elec., Plumbing	9.5 years	932	18	900	18
Parking/Paving	5.0 years	120	2	-	-
Pool/Exercise/Facility	7.5 years	248	5	451	9

		$8,870	$176	$10,475	$208

Weighted Average Apartment Homes			50,383		50,383

	Year to Date 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$7,157	$141	$2,445	$48
Appliances	9.3 years	1,621	32	512	10
Painting	-	-	-	4,437	88
Cabinetry/Countertops	10.0 years	625	12	-	-
Other	8.7 years	2,147	42	1,369	27
Exteriors
Painting	5.0 years	428	8	-	-
Carpentry	10.0 years	1,094	22	-	-
Landscaping	5.9 years	704	14	7,797	154
Roofing	20.0 years	854	17	165	3
Site Drainage	10.0 years	164	3	-	-
Fencing/Stair	10.0 years	378	7	-	-
Other (c)	7.5 years	2,318	46	7,990	158
Common Areas
Mech., Elec., Plumbing	9.5 years	2,212	44	2,316	46
Parking/Paving	5.0 years	230	5	-	-
Pool/Exercise/Facility	7.5 years	1,276	25	1,071	21

		$21,208	$419	$28,102	$555

Weighted Average Apartment Homes			50,639		50,639

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $0 and $87 for the three and nine months ended September 30, 2009. Maintenance expenses for discontinued operations were $0 and $183 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2009.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN		NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
		(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Real estate depreciation and amortization from continuing operations	41,834	42,913	127,707	125,861
Real estate depreciation from discontinued operations	-	346	-	2,745
Adjustments for unconsolidated joint ventures	1,935	1,889	5,812	5,143
Income allocated to noncontrolling interests	406	884	1,148	3,044
Gain on sale of operating properties, net of taxes	-	(1,823)	-	(2,929)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,265)
Funds from operations - diluted	$48,112	$52,283	$146,266	$159,481

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	66,602	56,008	61,579	55,889
FFO diluted	68,959	58,561	63,967	58,572

Net income attributable to common shareholders - diluted	$0.06	$1.30	$0.46	$1.88
FFO per common share - diluted	$0.70	$0.89	$2.29	$2.72

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q09 Range		2009 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.04	$0.08	$0.49	$0.53
Expected difference between EPS and fully diluted FFO shares	0.00	0.00	(0.01)	(0.01)
Expected real estate depreciation	0.61	0.61	2.61	2.61
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.12	0.12
Expected income allocated to noncontrolling interests	0.01	0.01	0.02	0.02
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(0.26)	(0.26)
Expected FFO per share - diluted	0.69	0.73	$2.97	$3.01

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Fee and asset management income	(1,818)	(2,350)	(6,093)	(6,893)
Interest and other income	(582)	(1,234)	(2,414)	(3,659)
Income (loss) on deferred compensation plans	(8,194)	10,550	(11,702)	19,730
Property management expense	4,377	5,007	13,848	15,188
Fee and asset management expense	1,074	1,198	3,512	4,619
General and administrative expense	7,532	7,513	23,010	23,887
Interest expense	31,117	32,838	97,364	98,697
Depreciation and amortization	42,895	43,808	130,763	128,514
Amortization of deferred financing costs	682	798	2,356	2,121
Expense (benefit) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Gain on sale of properties, including land	-	(1,823)	-	(2,929)
Gain (loss) on early retirement of debt	-	(2,440)	2,550	(4,738)
Equity in income (loss) of joint ventures	38	261	(592)	782
Less net income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Net income allocated to noncontrolling interests	505	1,005	1,448	3,400
Income tax expense - current	126	83	772	516
Income (loss) from discontinued operations	76	(545)	(1,084)	(3,937)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,275)
Net Operating Income (NOI)	$91,709	$93,943	$282,289	$286,425

"Same Property" Communities	$76,308	$82,035	$236,085	$251,616
Non-"Same Property" Communities	13,191	11,308	40,232	30,243
Development and Lease-Up Communities	1,126	304	2,682	47
Redevelopment Communities	705	726	2,098	2,256
Dispositions / Other	379	(430)	1,192	2,263
Net Operating Income (NOI)	$91,709	$93,943	$282,289	$286,425

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and net income allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Interest expense	31,117	32,924	97,364	99,163
Amortization of deferred financing costs	682	798	2,356	2,121
Depreciation and amortization	42,895	43,808	130,763	128,514
Less net income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Net income allocated to noncontrolling interests	505	1,005	1,448	3,400
Income tax expense - current	126	83	772	516
Real estate depreciation and amortization from discontinued operations	-	348	-	2,762
Gain on sale of properties, including land	-	(1,823)	-	(2,929)
Gain (loss) on early retirement of debt	-	(2,440)	2,550	(4,738)
Equity in income (loss) of joint ventures	38	261	(592)	782
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,275)
EBITDA	$81,050	$84,788	$251,510	$260,448

CAMDEN				OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q4 '09	Q1 '10	Q2 '10	Q3 '10
Earnings release & conference call		Early Feb	Early May	Early Aug	Late Oct

Dividend Information - Common Shares:		Q1 '09	Q2 '09	Q3 '09
Declaration Date		03/16/09	06/15/09	09/15/09
Record Date		03/31/09	06/30/09	09/30/09
Payment Date		04/17/09	07/17/09	10/16/09
Distributions Per Share		$0.70	$0.45	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN			COMMUNITY TABLE
		Community Statistics as of 9/30/09

(Unaudited)							3Q09 Avg
			Year Placed	Average	Apartment	3Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	90%	$747	$0.95
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	88%	680	0.65
Camden Legacy	Scottsdale	AZ	1996	1,067	428	92%	867	0.81
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	94%	750	0.81
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	90%	881	0.85
Camden Sierra (1)	Peoria	AZ	1997	925	288	90%	663	0.72
Camden Towne Center (1)	Glendale	AZ	1998	871	240	89%	688	0.79
Camden Vista Valley	Mesa	AZ	1986	923	357	88%	629	0.68
TOTAL ARIZONA	8	Properties		951	2,433	90%	748	0.79

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,531	1.52
Camden Harbor View	Long Beach	CA	2004	975	538	93%	1,908	1.96
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	93%	1,894	1.87
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,289	1.62
Camden Parkside (1)	Fullerton	CA	1972	836	421	92%	1,202	1.44
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,466	1.65
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,526	1.69

Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,515	1.46
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,492	1.55
Camden Tuscany	San Diego	CA	2003	896	160	96%	1,797	2.01
Camden Vineyards	Murrieta	CA	2002	1,053	264	89%	1,168	1.11
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,468	1.47

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,507	1.61

Camden Caley	Englewood	CO	2000	925	218	95%	879	0.95
Camden Centennial	Littleton	CO	1985	744	276	95%	666	0.89
Camden Denver West (1)	Golden	CO	1997	1,015	320	96%	1,017	1.00
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,048	0.91
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,046	1.02
Camden Lakeway	Littleton	CO	1997	932	451	95%	880	0.94
Camden Pinnacle	Westminster	CO	1985	748	224	93%	657	0.88
TOTAL COLORADO	7	Properties		949	2,171	95%	902	0.95

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	97%	1,309	1.23
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,200	1.15
Camden College Park (1)	College Park	MD	2008	942	508	93%	1,571	1.67
Camden Dulles Station (2)	Oak Hill	VA	2009	984	366	Lease-up	1,526	1.55
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,441	1.36
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,485	1.59
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,487	1.49
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,188	3.24
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,218	1.21
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	89%	1,524	1.48
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,360	1.59
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,813	2.17
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,231	2.61
Camden Russett	Laurel	MD	2000	992	426	95%	1,308	1.32
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,212	1.24
Camden Summerfield	Landover	MD	2008	957	291	92%	1,557	1.63
Camden Westwind	Ashburn	VA	2006	1,036	464	98%	1,227	1.18
TOTAL DC METRO	17	Properties		969	6,068	96%	1,451	1.50

Camden Aventura	Aventura	FL	1995	1,108	379	93%	1,318	1.19
Camden Brickell	Miami	FL	2003	937	405	94%	1,307	1.40
Camden Doral	Miami	FL	1999	1,120	260	97%	1,407	1.26
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,519	1.21
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,510	1.45
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,231	1.02
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,236	1.11
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,348	1.22

Camden Club	Longwood	FL	1986	1,077	436	93%	827	0.77
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	931	0.87
Camden Lago Vista	Orlando	FL	2005	955	366	92%	877	0.92
Camden Landings	Orlando	FL	1983	748	220	94%	669	0.89
Camden Lee Vista	Orlando	FL	2000	937	492	93%	829	0.88
Camden Orange Court (2)	Orlando	FL	2008	812	261	Lease-up	1,057	1.32
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	763	0.85
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	721	0.87
Camden World Gateway	Orlando	FL	2000	979	408	95%	893	0.91
Total Orlando	9	Properties		928	3,557	94%	829	0.89

CAMDEN			COMMUNITY TABLE
Community Statistics as of 9/30/09

(Unaudited)							3Q09 Avg
			Year Placed	Average	Apartment	3Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	93%	789	0.84
Camden Bay Pointe	Tampa	FL	1984	771	368	92%	659	0.85
Camden Bayside	Tampa	FL	1987/1989	748	832	93%	703	0.94
Camden Citrus Park	Tampa	FL	1985	704	247	92%	642	0.91
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	91%	646	0.88
Camden Lakeside	Brandon	FL	1986	729	228	91%	704	0.97
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	760	0.70
Camden Preserve	Tampa	FL	1996	942	276	93%	993	1.05
Camden Providence Lakes	Brandon	FL	1996	1,024	260	95%	846	0.83
Camden Royal Palms	Brandon	FL	2006	1,017	352	92%	912	0.90
Camden Westshore	Tampa	FL	1986	728	278	95%	766	1.05
Camden Woods	Tampa	FL	1986	1,223	444	93%	785	0.64
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	755	0.84

TOTAL FLORIDA	28	Properties		951	11,580	94%	907	0.95

Camden Brookwood	Atlanta	GA	2002	912	359	93%	906	0.99
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	858	0.85
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	870	0.73
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	967	1.03
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	93%	838	0.82
Camden River	Duluth	GA	1997	1,103	352	93%	812	0.74
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	793	0.69
Camden St. Clair	Atlanta	GA	1997	999	336	94%	891	0.89
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	92%	726	0.72
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	91%	723	0.63
TOTAL GEORGIA	10	Properties		1,042	3,202	93%	840	0.81

Camden Brookside (1)	Louisville	KY	1987	732	224	91%	622	0.85
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	97%	655	0.88
Camden Oxmoor (1)	Louisville	KY	2000	903	432	97%	811	0.90
Camden Prospect Park (1)	Louisville	KY	1990	916	138	97%	748	0.82
TOTAL KENTUCKY	4	Properties		820	1,194	96%	716	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	96%	658	0.79
Total Kansas City	1	Property		834	596	96%	658	0.79

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	93%	612	0.72
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	98%	833	1.01
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	737	0.78
Camden Westchase (1)	St. Louis	MO	1986	945	160	97%	827	0.88
Total St. Louis	4	Properties		896	1,447	95%	729	0.81

TOTAL MISSOURI	5	Properties		878	2,043	95%	708	0.81

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	91%	809	0.86
Camden Breeze	Las Vegas	NV	1989	846	320	92%	789	0.93
Camden Canyon	Las Vegas	NV	1995	987	200	96%	926	0.94
Camden Commons	Henderson	NV	1988	936	376	91%	812	0.87
Camden Cove	Las Vegas	NV	1990	898	124	92%	803	0.89
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	947	0.96
Camden Fairways	Henderson	NV	1989	896	320	93%	932	1.04
Camden Hills	Las Vegas	NV	1991	439	184	89%	586	1.34
Camden Legends	Henderson	NV	1994	792	113	94%	846	1.07
Camden Palisades	Las Vegas	NV	1991	905	624	91%	811	0.90
Camden Pines (1)	Las Vegas	NV	1997	982	315	94%	863	0.88
Camden Pointe	Las Vegas	NV	1996	983	252	93%	835	0.85
Camden Summit (1)	Henderson	NV	1995	1,187	234	96%	1,149	0.97
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	93%	915	0.88
Camden Vintage	Las Vegas	NV	1994	978	368	91%	779	0.80
Oasis Bay (1)	Las Vegas	NV	1990	876	128	91%	826	0.94
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	94%	836	0.85
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	91%	698	0.80
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	91%	862	0.75
Oasis Island (1)	Las Vegas	NV	1990	901	118	94%	696	0.77
Oasis Landing (1)	Las Vegas	NV	1990	938	144	93%	772	0.82
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	91%	800	0.78
Oasis Palms (1)	Las Vegas	NV	1989	880	208	91%	755	0.86
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	95%	782	0.84
Oasis Place (1)	Las Vegas	NV	1992	440	240	86%	567	1.29
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	83%	494	1.26
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	855	0.93
Oasis Springs (1)	Las Vegas	NV	1988	838	304	91%	666	0.79
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	88%	800	0.69
TOTAL NEVADA	29	Properties		903	8,016	91%	804	0.89

CAMDEN			COMMUNITY TABLE
Community Statistics as of 9/30/09

(Unaudited)							3Q09 Avg
			Year Placed	Average	Apartment	3Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	94%	800	0.77
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,119	1.24
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,074	1.25
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	767	0.74
Camden Forest	Charlotte	NC	1989	703	208	89%	582	0.83
Camden Foxcroft	Charlotte	NC	1979	940	156	94%	712	0.76
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,200	1.14
Camden Habersham	Charlotte	NC	1986	773	240	93%	604	0.78
Camden Park Commons	Charlotte	NC	1997	861	232	91%	649	0.75
Camden Pinehurst	Charlotte	NC	1967	1,147	407	92%	721	0.63
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	747	0.77
Camden Simsbury	Charlotte	NC	1985	874	100	95%	709	0.81
Camden South End Square	Charlotte	NC	2003	882	299	93%	973	1.10
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	857	0.78
Camden Touchstone	Charlotte	NC	1986	899	132	93%	716	0.80
Total Charlotte	15	Properties		961	3,574	93%	815	0.85

Camden Crest	Raleigh	NC	2001	1,013	438	96%	727	0.72
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	786	0.75
Camden Lake Pine	Apex	NC	1999	1,066	446	93%	753	0.71
Camden Manor Park	Raleigh	NC	2006	966	484	96%	785	0.81
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	837	0.79
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	647	0.67
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	727	0.71
Total Raleigh	7	Properties		1,017	2,704	95%	748	0.74

TOTAL NORTH CAROLINA	22	Properties		985	6,278	94%	786	0.80

Camden Valleybrook	Chadds Ford	PA	2002	992	352	96%	1,243	1.25
TOTAL PENNSYLVANIA	1	Property		992	352	96%	1,243	1.25

Camden Amber Oaks (1) (2)	Austin	TX	2009	862	348	Lease-up	846	0.98
Camden Cedar Hills	Austin	TX	2008	911	208	96%	931	1.02
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	920	0.96
Camden Huntingdon	Austin	TX	1995	903	398	93%	713	0.79
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	591	0.84
Camden Ridgecrest	Austin	TX	1995	855	284	94%	655	0.77
Camden South Congress (1)	Austin	TX	2001	975	253	93%	1,298	1.33
Camden Stoneleigh	Austin	TX	2001	908	390	95%	833	0.92
Total Austin	8	Properties		894	2,454	94%	847	0.95

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	878	1.01
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	664	0.86
Camden Miramar (4)	Corpus Christi	TX	1994-2004	482	778	67%	906	1.88
Total Corpus Christi	3	Properties		632	1,410	93%	841	1.33

Camden Addison (1)	Addison	TX	1996	942	456	93%	793	0.84
Camden Buckingham	Richardson	TX	1997	919	464	95%	769	0.84
Camden Centreport	Ft. Worth	TX	1997	911	268	93%	755	0.83
Camden Cimarron	Irving	TX	1992	772	286	94%	785	1.02
Camden Farmers Market	Dallas	TX	2001/2005	932	904	92%	883	0.95
Camden Gardens	Dallas	TX	1983	652	256	95%	546	0.84
Camden Glen Lakes	Dallas	TX	1979	877	424	93%	760	0.87
Camden Legacy Creek	Plano	TX	1995	831	240	94%	801	0.96
Camden Legacy Park	Plano	TX	1996	871	276	95%	827	0.95
Camden Oasis	Euless	TX	1986	548	602	88%	547	1.00
Camden Springs	Dallas	TX	1987	713	304	93%	560	0.78
Camden Valley Creek	Irving	TX	1984	855	380	94%	652	0.76
Camden Valley Park (3)	Irving	TX	1986	743	516	80%	697	0.94
Camden Valley Ridge	Irving	TX	1987	773	408	94%	583	0.75
Camden Westview	Lewisville	TX	1983	697	335	91%	605	0.87
Total Dallas/Ft. Worth	15	Properties		808	6,119	93%	715	0.88

CAMDEN			COMMUNITY TABLE
Community Statistics as of 9/30/09

(Unaudited)							3Q09 Avg
			Year Placed	Average	Apartment	3Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Braeswood Place (1) (2)	Houston	TX	2009	1,042	340	Lease-up	1,433	1.38
	Camden Baytown	Baytown	TX	1999	844	272	93%	861	1.02
	Camden City Centre	Houston	TX	2007	932	379	92%	1,343	1.44
	Camden Creek	Houston	TX	1984	639	456	94%	597	0.93
	Camden Greenway	Houston	TX	1999	861	756	96%	1,022	1.19
	Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	877	0.94
	Camden Midtown	Houston	TX	1999	844	337	95%	1,208	1.43
	Camden Oak Crest	Houston	TX	2003	870	364	97%	820	0.94
	Camden Park (1)	Houston	TX	1995	866	288	96%	780	0.90
	Camden Plaza (1)	Houston	TX	2007	915	271	93%	1,255	1.37
	Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,079	1.17
	Camden Steeplechase	Houston	TX	1982	748	290	93%	630	0.84
	Camden Stonebridge	Houston	TX	1993	845	204	97%	814	0.96
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	93%	859	0.93
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,131	1.31
	Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,007	1.08
	Total Houston	16	Properties		870	6,289	95%	993	1.14

	TOTAL TEXAS	42	Properties		830	16,272	94%	853	1.03

TOTAL PROPERTIES		183	Properties		918	63,286	94%	$937	$1.02

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of September 30, 2009 are excluded from total occupancy numbers.
(3)	Communities under redevelopment during 3Q09 are excluded from total occupancy numbers.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.